A Diversified Approach
   to Investing in
     Mid-Cap Stocks

In the past, index results have often outperformed many money managers. As a consequence, many investors have recognized the benefits of indexing - investing in a broad representation of stocks structured to mirror, as closely as possible, the price and yield performance of a market index.

For years, the S&P 500 Index* has been used by
professional money managers to measure the performance
of a broad portion of the stock market. As interest in
medium-capitalization (mid-cap) companies grew, in
1991 Standard & Poor's created the S&P MidCap 400
Index* to serve as a benchmark for mid-cap stocks.

The S&P MidCap Trust
Defined Asset Funds® has a convenient way for you to own a broad portfolio of mid-cap stocks. Our S&P MidCap Trust seeks to track the performance of mid-cap stocks by holding virtually every stock in the Index. It is created for investors, like you, who are looking for an opportunity to mirror the performance of a major market index at a reasonable cost.
The Benefits of Index Investing
Risk Reduction through Diversification
One of the best reasons for an indexing approach to investing is diversification. By owning units of this Trust, you participate in a broad portfolio. Through one purchase, you are instantly diversified among hundreds of companies in 11 market sectors.
Convenience
When you invest in the S&P MidCap Trust, you don't have to select individual stocks or market sectors. You are buying, in effect, the major sectors of the stock market represented by the Index. Of course, it is not possible to invest in the Index itself.

Investment Results†
While past performance is no guarantee of future results, if you had invested $10,000 at the Trust's inception and held through September 30, 2000, your investment could have achieved the following results:

Past Performance of the S&P Mid-Cap Trust
One Year (September 30, 1999 - September 30, 2000)		Five Year (September 30, 1995 - September 30, 2000)		Since Fund Inception (February 19, 1992 - September 30, 2000)
Total Return‡	43.49%	Cumulative Total Return‡	163.89%	Cumulative Total Return‡	297.26%
Average Annualized Total Return§	40.26%	Average Annualized Total Return§	20.84%	Average Annualized Total Return§	17.05%

*	"Standard & Poor's" and "S&P 500 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.
†	Maximum sales charges and expenses were deducted.
‡	Total return figures represent price changes plus reinvestment of income and principal distributions (net of all expenses) but do not reflect sales charges.
§	Average annual returns reflect deduction of maximum applicable sales charges.

The S&P MidCap Trust Advantages
Cost
The minimum investment is $250, with sales charge discounts available for purchases of $25,000 or more.

Diversification
There's no need for multiple security purchases. The Trust offers diversification, with one price you can track weekly in Barron's or daily on the Web site address listed on the back panel.

Low Cost May Increase Total Return
The Trust has no management fees, only a small annual supervisory fee and operating expenses. Low costs are essential in an index fund, since an index is a benchmark without expenses. Low costs mean more of your money is invested and working for you.

Monthly Income or Reinvestment
The Trust pays income monthly, or you can elect to have dividend income and capital gains automatically reinvested into additional units of the Trust at the then-current market value. By reinvesting your income, you increase your holdings and gain the important benefits that monthly compounding can have on total return.

Liquidity
Your investment may be sold at any time at the units' then-current market value, which may be more or less than your original cost.

DEFINED ASSET FUNDS — Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind — yours.

About the S&P MidCap 400 Index
  Standard & Poor's MidCap 400 Index was created on June 5, 1991.
  The Index measures the performance of 400 mid-sized companies (capitalization as of September 30, 2000 ranging from about $137 million to over $15 billion).||
  It represents 279 companies traded on the New York Stock Exchange, 115 over the Nasdaq National Market System and 6 on the American Stock Exchange. The market sectors included are basic materials, capital goods, communications services, consumer cyclicals, consumer staples, energy, financials, health care, technology, transportation and utilities.||

|| Source: FactSet
How The S&P MidCap 400 Index Is Calculated
The S&P MidCap 400 Index is market-value weighted, which takes into account two factors: price per share and total number of shares outstanding. Therefore, the larger a company's capitalization, the greater that company's effect will be on the performance of the Index.

Ten Highest Weighted Companies#
	Name of Issuer	Ticker Symbol	% of Total Market Value

1.	Vitesse Semiconductor Corp.	VTSS	1.66%
2.	Millennium Pharmaceuticals, Inc.	MLNM	1.42
3.	Calpine Corp.	CPN	1.39
4.	Rational Software Corp.	RATL	1.35
5.	Intuit, Inc.	INTU	1.21
6.	Waters Corp.	WAT	1.18
7.	Jabil Circuit, Inc.	JBL	1.12
8.	Forest Laboratories, Inc.	FRX	1.04
9.	Integrated Device Technology, Inc.	IDTI	0.98
10.	Sepracor, Inc.	SEPR	0.93
# Source: FactSet as of September 30, 2000.
Start Indexing Today!
You can get started with $250. Call your financial professional to learn how the S&P MidCap Trust may help to meet your personal investment goals and how it may be appropriate for your IRA account. You can request a free prospectus containing more complete information, including sales charges, expenses and risks. You can also download a prospectus from our Web site address listed on the back panel. Please read it carefully before you invest or send money.

Defining Your Risks

As with any equity investment, the value of your investment will fluctuate with the value of the underlying stocks. The Trust may not be appropriate for investors. seeking capital preservation or high-current income. There can be no assurance that the Trust will meet its objective.

Because of sales charges, expenses and commissions, as well as the fact that the Trust may not own all of the stocks in the Index or in the same proportions, or be fully invested at all times,Trust performance will vary somewhat from the performance of the Index. Dividends and any net capital gains distributed will be subject to tax each year, whether or not reinvested. Consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an up-front sales charge up to 2.25% and estimated annual operating expenses of $2.28 per 1,000 units as described in the prospectus.
Volume Purchase Discounts For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $25,000	2.25%
$25,000 to $49,999	2.00
$50,000 to $74,999	1.75
$75,000 to $99,999	1.50
$100,000 to $249,999	1.25
$250,000 to $999,999	1.00
$1,000,000 to $4,999,999	0.75
$5,000,000 to $14,999,999	0.50
$15,000,000 or more	0.25

Printed on Recycled Paper	32722SJ-10/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.